UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware	77-0316593
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 5. Other Events.

     On January 23, 2003, Networks Associates, Inc. (the “Registrant”) issued a press release announcing its 2002 fourth quarter and full year results. The entire press release, except for the two paragraphs in the press release that appear immediately below the caption “Financial Outlook” (which paragraphs are furnished pursuant to Item 9 below), is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1	Press release, dated January 23, 2003, announcing 2002 fourth quarter and full year results.

Item 9. Regulation FD Disclosure.

     The two paragraphs immediately below the caption “Financial Outlook” of the press release attached hereto as Exhibit 99.1 are not filed with the Securities and Exchange Commission, but are furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: January 27, 2003	By:	/s/ STEPHEN C. RICHARDS

Stephen C. Richards Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibits.
99.1	Press release, dated January 23, 2003, announcing 2002 fourth quarter and full year results.